                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-02090

                              Van Kampen Bond Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas New York, New York 10020
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas New York, New York 10020
 -------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   6/30

Date of reporting period:   6/30/04

Item 1.  Reports to Shareholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Bond Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2004.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/04

BOND FUND
SYMBOL: VBF
-----------------------------------------------------------
AVERAGE ANNUAL                  BASED ON       BASED ON
TOTAL RETURNS                     NAV        MARKET PRICE

10-year                           7.75%           7.03%

5-year                            6.80            6.24

1-year                            3.04           -7.44
-----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the fund's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers BBB Corporate Bond Index is generally representative of corporate bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2004

Van Kampen Bond Fund is managed by the Adviser's Taxable Fixed-Income team. Current team members include Sheila Finnerty, Managing Director of the Adviser; and David S. Horowitz and Gordon W. Loery, Executive Directors of the Adviser.(1)

MARKET CONDITIONS

Much has changed in both the bond market and economy since the 12-month period began. Last summer, concerns about deflation and the sluggish economy permeated the market. In an effort to facilitate economic growth, the Federal Reserve Bank's Federal Open Market Committee (the Fed) lowered the federal funds rate to
1.0 percent, its lowest level in 46 years. Shortly thereafter, however, the economic outlook began to brighten and the furor over corporate-governance scandals began to subside, leading investors to believe that the Fed might soon change direction and begin to raise interest rates. As a result, Treasury bond prices fell and yields rose.

By the fall of 2003, it appeared that the Fed was going to bide its time and wait until a stronger economic recovery was ensured before raising interest rates. This change in market perception led to a market correction and a decline in yields. During the second quarter of 2004, investor sentiment shifted once again, leading to a period of rising yields, as one development after another pointed toward a strong economy and eventual interest-rate hike by the Fed. Gross Domestic Product (GDP) showed a healthy 3.9 percent increase, consumer spending remained strong, and manufacturing continued to show a rebound in activity. Finally, on June 30, the Fed raised its target rate to 1.25 percent, the first increase since 2000.

Corporate bonds were in demand at the start of the reporting year, as investors were attracted to their higher yields relative to Treasuries. Going into January, however, corporate bonds' yield advantage had narrowed considerably. The supply of high-grade corporate bonds declined during the reporting year, as improved corporate earnings diminished companies' need to borrow money. Overall, lower quality/high-yield bonds--especially those in the lowest credit-rating tier--outperformed investment-grade debt.

(1)Team members may change without notice at any time.
 2

PERFORMANCE ANALYSIS

Closed-end fund returns can be calculated upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the fund's portfolio securities, cash and other assets, minus all liabilities, by the total number of common shares outstanding, whereas market price reflects the supply and demand for shares. As a result, the two returns may differ significantly, as they did during the reporting period when the fund showed a 3.04 percent gain on an NAV basis, but a 7.44 percent decline on a market-price basis. The fund's return at NAV outperformed its benchmark, the Lehman Brothers BBB Corporate Bond Index. (See table below.)

We implemented various strategies during the reporting period that helped boost the fund's performance. At the beginning of the period, believing that yield spreads over Treasuries were modestly wide, we maintained a large weighting in the BBB-rated credit area. As the reporting period progressed, spreads tightened and we moderately increased the credit quality of the portfolio, which allowed us to capture some price appreciation. In addition, the fund had a below-average duration (or sensitivity to interest rates) throughout the period, which helped buoy performance when interest rates did finally rise.

The fund's positions in the energy, insurance and utilities sectors also added to performance. Energy companies benefited from a stronger economy and firmer pricing, while insurance and utilities appeared undervalued at the start of the reporting period. Fund holdings in Niagara Mohawk Power, Ohio Edison and Pacific Gas & Electric were positive performers, as were Amerada Hess, Conoco and Kerr-McGee.

The fund's holdings in higher-quality debt did detract from performance somewhat because they kept the fund from more fully participating in the relative outperformance of lower-quality bonds. In addition, below-average weightings in telecommunications, wireless communications and information technology modestly hindered performance, especially early in the reporting period.

Looking forward, we believe it's likely that the Fed will continue to incrementally raise interest rates. We also anticipate that, after a couple of banner years for the corporate-bond market, finding solid value may prove tougher. However, we believe that given the fund's below-average duration

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDING JUNE 30, 2004

----------------------------------------------------------
      BASED ON     BASED ON     LEHMAN BROTHERS BBB
        NAV      MARKET PRICE   CORPORATE BOND INDEX

       3.04%        -7.44%              1.23%
----------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and fund shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

positioning and broad diversification across the corporate-bond spectrum, the portfolio should be well positioned to the weather the months ahead.

TOP 5 SECTORS AS OF 6/30/04                 RATING ALLOCATIONS AS OF 6/30/04
Electric                           8.9%     AAA/Aaa                          4.8%
Automotive                         7.5      AA/Aa                            6.4
Banking                            6.7      A/A                             31.3
Healthcare                         5.5      BBB/Baa                         48.4
Railroads                          4.3      BB/Ba                            7.0
                                            B/B                              2.1

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocation based upon ratings as issued by Standard and Poor's and Moody's, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.
 4

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each with a delay of approximately 15 days.

       You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CORPORATE BONDS  90.8%
          AEROSPACE & DEFENSE  1.7%
$  330    Lockheed Martin Corp. .......................... 7.700%   06/15/08   $    372,579
   635    Lockheed Martin Corp. .......................... 8.500    12/01/29        798,873
   410    Northrop Grumman Corp. ......................... 7.125    02/15/11        461,360
   850    Raytheon Co. ................................... 4.500    11/15/07        864,056
   875    Raytheon Co. ................................... 8.300    03/01/10      1,027,561
    65    Raytheon Co. ................................... 4.850    01/15/11         64,602
                                                                               ------------
                                                                                  3,589,031
                                                                               ------------
          AIRLINES  0.8%
    98    Continental Airlines, Inc. ..................... 6.648    09/15/17         91,482
 1,129    Continental Airlines, Inc. ..................... 6.900    01/02/18      1,061,273
   528    Continental Airlines, Inc. ..................... 6.545    02/02/19        494,041
                                                                               ------------
                                                                                  1,646,796
                                                                               ------------
          AUTOMOTIVE  7.0%
   330    AutoNation, Inc. ............................... 9.000    08/01/08        374,550
 1,445    DaimlerChrysler North America Holding Corp. .... 7.300    01/15/12      1,579,457
 1,280    DaimlerChrysler North America Holding Corp. .... 8.500    01/18/31      1,474,830
   420    Ford Motor Co. ................................. 7.450    07/16/31        401,479
 3,795    Ford Motor Credit Co. .......................... 7.250    10/25/11      3,968,690
   640    General Motors Acceptance Corp. ................ 4.500    07/15/06        647,137
 3,770    General Motors Acceptance Corp. ................ 6.875    09/15/11      3,870,817
 2,865    General Motors Acceptance Corp. ................ 8.000    11/01/31      2,943,687
                                                                               ------------
                                                                                 15,260,647
                                                                               ------------
          BANKING  6.3%
 2,230    Bank of America Corp. .......................... 3.375    02/17/09      2,144,069
   545    Citigroup, Inc. ................................ 6.000    02/21/12        578,728
 2,110    Citigroup, Inc. ................................ 5.625    08/27/12      2,172,418
    75    Citigroup, Inc. ................................ 6.625    06/15/32         77,929
 3,340    J.P. Morgan Chase & Co. ........................ 6.750    02/01/11      3,645,142
   400    MBNA America Bank NA............................ 7.125    11/15/12        441,781
 1,720    MBNA Corp. ..................................... 6.125    03/01/13      1,779,319
 1,350    Wachovia Corp. ................................. 3.625    02/17/09      1,310,801
   925    Washington Mutual Bank FA....................... 5.500    01/15/13        925,919
   525    Washington Mutual, Inc. ........................ 8.250    04/01/10        612,023
                                                                               ------------
                                                                                 13,688,129
                                                                               ------------
          BROKERAGE  2.7%
 1,670    Goldman Sachs Group, Inc. ...................... 6.875    01/15/11      1,835,706
   185    Goldman Sachs Group, Inc. ...................... 5.250    10/15/13        179,957
 2,000    Lehman Brothers Holdings, Inc. ................. 8.500    05/01/07      2,259,662
   982    World Financial Prop., 144A-Private Placement
          (a)............................................. 6.910    09/01/13      1,068,084
   446    World Financial Prop., 144A-Private Placement
          (a)............................................. 6.950    09/01/13        486,562
                                                                               ------------
                                                                                  5,829,971
                                                                               ------------

See Notes to Financial Statements                                              7

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CHEMICALS  0.3%
$   60    FMC Corp. ...................................... 10.250%  11/01/09   $     69,300
   640    ICI Wilmington, Inc. ........................... 4.375    12/01/08        628,424
                                                                               ------------
                                                                                    697,724
                                                                               ------------
          CONSTRUCTION MACHINERY  0.6%
 1,320    Kennametal, Inc. ............................... 7.200    06/15/12      1,398,172
                                                                               ------------

          CONSUMER PRODUCTS  0.6%
 1,305    Xerox Corp. .................................... 7.125    06/15/10      1,337,625
                                                                               ------------

          DIVERSIFIED MANUFACTURING  2.5%
 1,275    Cooper Industries, Inc. ........................ 5.250    07/01/07      1,330,552
 2,445    Honeywell International, Inc. .................. 6.125    11/01/11      2,627,145
   705    Hutchison Whampoa International Ltd.,
          144A-Private Placement (Cayman Islands) (a)..... 5.450    11/24/10        693,083
   850    Hutchison Whampoa International Ltd.,
          144A-Private Placement (Cayman Islands) (a)..... 6.500    02/13/13        852,312
                                                                               ------------
                                                                                  5,503,092
                                                                               ------------
          ELECTRIC  7.8%
   725    Appalachian Power Co., Ser H.................... 5.950    05/15/33        670,704
   790    Arizona Public Service Co. ..................... 5.800    06/30/14        792,244
   370    CenterPoint Energy.............................. 7.750    02/15/11        411,636
   625    Cincinnati Gas & Electric Co. .................. 5.700    09/15/12        640,050
   425    Cincinnati Gas & Electric Co., Ser A............ 5.400    06/15/33        368,850
   375    Cincinnati Gas & Electric Co., Ser B............ 5.375    06/15/33        324,229
   820    Columbus Southern Power Co., Ser B.............. 6.600    03/01/33        838,161
   865    Detroit Edison Co. ............................. 6.125    10/01/10        923,040
   960    Duquesne Light Co. ............................. 6.700    04/15/12      1,049,621
   540    Entergy Gulf States, Inc. ...................... 3.600    06/01/08        521,492
 1,660    Exelon Corp. ................................... 6.750    05/01/11      1,807,772
   885    FirstEnergy Corp., Ser B........................ 6.450    11/15/11        918,871
   255    Indianapolis Power & Light Co., 144A-Private
          Placement (a)................................... 6.300    07/01/13        262,176
   545    Monongahela Power Co. .......................... 5.000    10/01/06        559,180
 1,323    Niagara Mohawk Power Corp., Ser F............... 7.625    10/01/05      1,389,471
   685    NiSource Finance Corp. ......................... 7.625    11/15/05        726,884
   180    Ohio Power Co., Ser E........................... 6.600    02/15/33        184,466
 1,215    Pacific Gas & Electric Co. ..................... 6.050    03/01/34      1,146,570
   180    PSEG Energy Holdings, Inc. ..................... 7.750    04/16/07        189,450
   650    PSEG Energy Holdings, Inc. ..................... 8.625    02/15/08        702,000
   195    Southern CA Edison.............................. 5.000    01/15/14        190,069
   365    Texas-New Mexico Power Co. ..................... 6.250    01/15/09        366,629
   255    TXU Corp., Ser J................................ 6.375    06/15/06        269,826
   805    TXU Energy Co. ................................. 7.000    03/15/13        878,046

 8                                             See Notes to Financial Statements

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          ELECTRIC (CONTINUED)
$  770    Westar Energy, Inc. ............................ 6.000%   07/01/14   $    783,761
    65    Wisconsin Electric Power........................ 5.625    05/15/33         60,919
                                                                               ------------
                                                                                 16,976,117
                                                                               ------------
          ENTERTAINMENT  1.3%
   930    AOL Time Warner, Inc. .......................... 6.875    05/01/12      1,006,481
   590    AOL Time Warner, Inc. .......................... 7.700    05/01/32        646,471
   180    Park Place Entertainment Corp. ................. 7.500    09/01/09        190,350
   270    Time Warner, Inc. .............................. 6.625    05/15/29        262,795
   660    Time Warner, Inc. .............................. 7.625    04/15/31        716,341
                                                                               ------------
                                                                                  2,822,438
                                                                               ------------
          ENVIRONMENTAL SERVICES  2.1%
   245    Allied Waste North America, Inc., 144A-Private
          Placement (a)................................... 6.500    11/15/10        243,775
   365    Allied Waste North America, Inc., Ser B......... 8.500    12/01/08        401,044
   830    Republic Services, Inc. ........................ 6.750    08/15/11        909,281
 1,500    Waste Management, Inc. ......................... 7.000    10/15/06      1,612,605
   550    Waste Management, Inc. ......................... 7.375    08/01/10        618,707
   790    Waste Management, Inc. ......................... 7.000    07/15/28        822,437
                                                                               ------------
                                                                                  4,607,849
                                                                               ------------
          FOOD/BEVERAGE  3.3%
 2,000    ConAgra Foods, Inc. ............................ 7.500    09/15/05      2,104,562
 2,025    Kraft Foods, Inc. .............................. 5.625    11/01/11      2,063,088
   500    Kraft Foods, Inc. .............................. 6.250    06/01/12        527,316
 1,420    Smithfield Foods, Inc. ......................... 8.000    10/15/09      1,537,150
   105    Smithfield Foods, Inc. ......................... 7.750    05/15/13        110,775
   710    YUM! Brands, Inc. .............................. 8.875    04/15/11        857,903
                                                                               ------------
                                                                                  7,200,794
                                                                               ------------
          GAMING  2.0%
   680    Harrahs Operating Co., Inc., 144A-Private
          Placement (a)................................... 5.500    07/01/10        684,268
 1,495    Harrahs Operating Co., Inc. .................... 8.000    02/01/11      1,689,807
 1,175    MGM Mirage, Inc. ............................... 8.500    09/15/10      1,274,875
   645    Station Casinos, Inc. .......................... 6.000    04/01/12        627,262
                                                                               ------------
                                                                                  4,276,212
                                                                               ------------
          HEALTHCARE  5.1%
 3,205    Aetna, Inc. .................................... 7.375    03/01/06      3,417,363
   640    AmerisourceBergen Corp. ........................ 8.125    09/01/08        692,800
 1,275    HCA, Inc. ...................................... 6.910    06/15/05      1,313,094
   800    HCA, Inc. ...................................... 6.300    10/01/12        801,683
   285    HCA, Inc. ...................................... 7.190    11/15/15        296,524
 1,835    Health Net, Inc. ............................... 8.375    04/15/11      2,148,271
   620    Tenet Healthcare Corp. ......................... 7.375    02/01/13        564,200
   915    Tenet Healthcare Corp. ......................... 6.875    11/15/31        722,850
 1,130    UnitedHealth Group, Inc. ....................... 5.200    01/17/07      1,176,327
                                                                               ------------
                                                                                 11,133,112
                                                                               ------------

See Notes to Financial Statements                                              9

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          HOME CONSTRUCTION  0.3%
$  605    D.R. Horton, Inc. .............................. 6.875%   05/01/13   $    620,125
                                                                               ------------

          INDEPENDENT ENERGY  1.0%
   285    Kerr-McGee Corp. ............................... 5.875    09/15/06        298,118
   470    Kerr-McGee Corp. ............................... 6.625    10/15/07        505,158
   490    Kerr-McGee Corp. ............................... 6.875    09/15/11        527,873
   825    Kerr-McGee Corp. ............................... 7.875    09/15/31        912,653
                                                                               ------------
                                                                                  2,243,802
                                                                               ------------
          INTEGRATED ENERGY  4.0%
 1,625    Amerada Hess Corp. ............................. 7.875    10/01/29      1,760,502
   720    Conoco Funding Co. (Canada)..................... 6.350    10/15/11        784,552
 2,290    Conoco, Inc. ................................... 6.950    04/15/29      2,528,962
   625    Constellation Energy Group...................... 7.600    04/01/32        692,051
   230    Consumers Energy Co., Ser D..................... 5.375    04/15/13        225,619
   790    Consumers Energy Co., Ser F..................... 4.000    05/15/10        748,882
   190    Consumers Energy Co., Ser H..................... 4.800    02/17/09        190,349
   670    Marathon Oil Corp. ............................. 5.375    06/01/07        700,287
   685    Marathon Oil Corp. ............................. 6.800    03/15/32        712,501
   270    Transcontinental Gas Pipe Line Corp. ........... 8.875    07/15/12        306,450
                                                                               ------------
                                                                                  8,650,155
                                                                               ------------
          LIFE INSURANCE  2.8%
 2,195    Anthem Insurance Cos., Inc., 144A-Private
          Placement (a)................................... 9.125    04/01/10      2,695,383
   475    John Hancock Financial Services, Inc. .......... 5.625    12/01/08        499,880
   105    Metlife, Inc. .................................. 6.125    12/01/11        112,887
   585    Nationwide Financial Services, Inc. ............ 6.250    11/15/11        624,957
 1,070    Prudential Holdings, LLC, 144A-Private Placement
          (a)............................................. 7.245    12/18/23      1,216,153
   820    Prudential Holdings, LLC, 144A-Private Placement
          (a)............................................. 8.695    12/18/23        986,904
                                                                               ------------
                                                                                  6,136,164
                                                                               ------------
          LODGING  2.8%
 1,555    Hilton Hotels Corp. ............................ 7.625    12/01/12      1,679,400
 1,325    Hyatt Equities LLC, 144A-Private Placement
          (a)............................................. 6.875    06/15/07      1,409,648
   610    Marriott International.......................... 8.125    04/01/05        634,110
   375    Marriott International.......................... 7.000    01/15/08        408,772
   400    Starwood Hotels & Resorts Worldwide, Inc. ...... 7.375    05/01/07        423,000
 1,375    Starwood Hotels & Resorts Worldwide, Inc. ...... 7.875    05/01/12      1,478,125
                                                                               ------------
                                                                                  6,033,055
                                                                               ------------
          MEDIA-CABLE  1.6%
   490    Comcast Cable Communications, Inc. ............. 8.375    05/01/07        547,980
 1,785    Comcast Cable Communications, Inc. ............. 6.750    01/30/11      1,928,728
    90    Comcast Cable Communications, Inc. ............. 7.125    06/15/13         98,540
   845    Echostar DBS Corp. ............................. 6.375    10/01/11        836,550
                                                                               ------------
                                                                                  3,411,798
                                                                               ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MEDIA-NONCABLE  3.0%
$2,500    Clear Channel Communications, Inc. ............. 7.250%   10/15/27   $  2,676,303
   390    Nevada Power Co. ............................... 9.000    08/15/13        426,075
 2,800    News America Holdings, Inc. .................... 8.875    04/26/23      3,506,838
                                                                               ------------
                                                                                  6,609,216
                                                                               ------------
          NATURAL GAS PIPELINES  1.6%
   285    Consolidated Natural Gas Co., Ser A............. 5.000    03/01/14        273,551
   960    Consolidated Natural Gas Co., Ser C............. 6.250    11/01/11      1,022,913
   464    Gulfterra Energy Partners LP, Ser B............. 8.500    06/01/10        506,920
   670    Gulfterra Energy Partners LP, Ser B............. 6.250    06/01/10        680,050
   210    Northwest Pipeline Corp. ....................... 8.125    03/01/10        227,325
   675    Texas Eastern Transmission Corp. ............... 7.000    07/15/32        707,927
                                                                               ------------
                                                                                  3,418,686
                                                                               ------------
          NONCAPTIVE-CONSUMER FINANCE  3.7%
 2,000    American General Finance Corp. ................. 4.625    09/01/10      1,977,592
 2,245    Countrywide Home Loans, Inc. ................... 3.250    05/21/08      2,161,515
 1,000    Household Finance Corp. ........................ 7.875    03/01/07      1,105,520
   150    Household Finance Corp. ........................ 8.000    07/15/10        174,271
 1,555    Household Finance Corp. ........................ 6.750    05/15/11      1,701,657
 1,060    SLM Corp. ...................................... 5.000    10/01/13      1,025,458
                                                                               ------------
                                                                                  8,146,013
                                                                               ------------
          NONCAPTIVE-DIVERSIFIED FINANCE  3.0%
   415    CIT Group, Inc. ................................ 7.375    04/02/07        454,309
   415    General Electric Capital Corp. ................. 6.750    03/15/32        447,581
 2,000    Heller Financial, Inc. ......................... 6.375    03/15/06      2,116,162
 2,500    International Lease Finance Corp. .............. 8.375    12/15/04      2,571,620
   935    Newcourt Credit Group, Inc., Ser B (Canada)..... 6.875    02/16/05        961,336
                                                                               ------------
                                                                                  6,551,008
                                                                               ------------
          OIL FIELD SERVICES  0.1%
   280    Panhandle Eastern Pipe Line Co., Ser B.......... 2.750    03/15/07        268,885
                                                                               ------------

          PACKAGING  0.7%
   630    Packaging Corp. of America...................... 5.750    08/01/13        625,802
   960    Sealed Air Corp., 144A-Private Placement (a).... 5.625    07/15/13        949,963
                                                                               ------------
                                                                                  1,575,765
                                                                               ------------
          PAPER  2.1%
   905    International Paper Co. ........................ 4.250    01/15/09        890,547
   505    Owens-Brockway Glass Containers, Inc. .......... 7.750    05/15/11        527,725
   405    Owens-Brockway Glass Containers, Inc. .......... 8.750    11/15/12        441,450
   455    Weyerhaeuser Co. ............................... 6.000    08/01/06        478,944
 1,980    Weyerhaeuser Co. ............................... 6.750    03/15/12      2,147,484
                                                                               ------------
                                                                                  4,486,150
                                                                               ------------
          PHARMACEUTICALS  0.3%
   550    Schering-Plough Corp. .......................... 5.300    12/01/13        541,106
                                                                               ------------

See Notes to Financial Statements                                             11

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PROPERTY & CASUALTY  2.9%
$  570    AIG Sunamerica Global Financial, 144A-Private
          Placement (a)................................... 6.300%   05/10/11   $    613,102
 1,545    Farmers Exchange Capital, 144A-Private Placement
          (a)............................................. 7.050    07/15/28      1,487,001
 1,565    Farmers Insurance Exchange Surplus, 144A-Private
          Placement (a)................................... 8.625    05/01/24      1,757,312
   125    Hartford Financial Services Group............... 2.375    06/01/06        123,029
 1,800    Mantis Reef Ltd., 144A-Private Placement
          (Australia) (a)................................. 4.692    11/14/08      1,779,541
   440    Nationwide Mutual Insurance Co., 144A-Private
          Placement (a)................................... 8.250    12/01/31        520,315
                                                                               ------------
                                                                                  6,280,300
                                                                               ------------
          RAILROADS  4.0%
 1,000    CSX Corp. ...................................... 6.750    03/15/11      1,086,137
 7,000    Union Pacific Corp. ............................ 8.350    05/01/25      7,601,244
                                                                               ------------
                                                                                  8,687,381
                                                                               ------------
          REAL ESTATE INVESTMENT TRUSTS  1.0%
   250    EOP Operating LP................................ 4.750    03/15/14        230,766
   278    Istar Financial, Inc. .......................... 8.750    08/15/08        308,865
   850    Reckson Operating Partnership LP................ 5.150    01/15/11        824,495
   570    Rouse Co. ...................................... 3.625    03/15/09        542,097
   245    Rouse Co. ...................................... 5.375    11/26/13        237,096
                                                                               ------------
                                                                                  2,143,319
                                                                               ------------
          REFINING  0.3%
   430    Ashland, Inc. .................................. 7.830    08/15/05        450,441
   250    Vintage Petroleum, Inc. ........................ 7.875    05/15/11        257,500
                                                                               ------------
                                                                                    707,941
                                                                               ------------
          RETAIL  3.5%
   250    CVS Corp. ...................................... 5.625    03/15/06        260,731
   270    CVS Corp. ...................................... 3.875    11/01/07        270,420
 1,500    Federated Department Stores, Inc. .............. 6.625    09/01/08      1,624,419
   500    Federated Department Stores, Inc. .............. 6.300    04/01/09        535,872
   490    Lowe's Cos., Inc. .............................. 6.875    02/15/28        537,544
   700    Lowe's Cos., Inc. .............................. 6.500    03/15/29        736,793
 1,275    May Department Stores Co. ...................... 5.950    11/01/08      1,338,319
   700    May Department Stores Co. ...................... 6.700    09/15/28        697,656
   430    May Department Stores Co. ...................... 7.875    03/01/30        490,767
    75    May Department Stores Co. ...................... 6.900    01/15/32         77,155
   175    Toys "R" Us, Inc. .............................. 7.875    04/15/13        176,531
   895    Toys "R" Us, Inc. .............................. 7.375    10/15/18        831,231
                                                                               ------------
                                                                                  7,577,438
                                                                               ------------
          SERVICES  0.4%
   562    Iron Mountain, Inc. ............................ 7.750    01/15/15        560,595
   295    Iron Mountain, Inc. ............................ 6.625    01/01/16        269,925
                                                                               ------------
                                                                                    830,520
                                                                               ------------

 12                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          SUPERMARKETS  1.1%
$  770    Albertson's, Inc. .............................. 7.500%   02/15/11   $    868,857
 1,285    Kroger Co. ..................................... 7.500    04/01/31      1,426,545
                                                                               ------------
                                                                                  2,295,402
                                                                               ------------
          TECHNOLOGY  0.7%
   195    Avnet, Inc. .................................... 9.750    02/15/08        222,300
   465    Electronic Data Systems Corp. .................. 7.125    10/15/09        487,144
   780    Electronic Data Systems Corp., Ser B............ 6.000    08/01/13        746,245
                                                                               ------------
                                                                                  1,455,689
                                                                               ------------
          TEXTILE  0.4%
   810    Mohawk Industries, Inc. ........................ 7.200    04/15/12        900,098
                                                                               ------------

          TOBACCO  0.8%
   850    Altria Group, Inc. ............................. 7.000    11/04/13        867,048
   890    Altria Group, Inc. ............................. 7.750    01/15/27        912,433
                                                                               ------------
                                                                                  1,779,481
                                                                               ------------
          TRANSPORTATION SERVICES  0.4%
 1,000    FedEx Corp., 144A-Private Placement (a)......... 2.650    04/01/07        971,725
                                                                               ------------

          WIRELESS COMMUNICATIONS  0.4%
   745    AT&T Wireless Services, Inc. ................... 7.875    03/01/11        848,525
                                                                               ------------

          WIRELINE COMMUNICATIONS  3.8%
   140    AT&T Corp. ..................................... 8.050    11/15/11        143,940
 1,765    AT&T Corp. ..................................... 8.750    11/15/31      1,727,227
 1,105    Sprint Capital Corp. ........................... 8.750    03/15/32      1,291,326
 2,935    Verizon Communications, Inc. ................... 6.940    04/15/28      3,004,017
 1,360    Verizon Global Funding Corp. ................... 7.750    12/01/30      1,532,098
   590    Verizon New England, Inc. ...................... 6.500    09/15/11        629,572
                                                                               ------------
                                                                                  8,328,180
                                                                               ------------

          TOTAL CORPORATE BONDS  90.8%......................................    197,465,636
                                                                               ------------
          CONVERTIBLE CORPORATE OBLIGATION  0.6%
          ELECTRIC  0.6%
 1,240    Ohio Edison Co. ................................ 5.450    05/01/15      1,182,194
                                                                               ------------

          U.S. GOVERNMENT AGENCY OBLIGATIONS  2.5%
 8,750    United States Treasury Bonds (STRIP
          PRINCIPAL)......................................   *      02/15/25      2,751,184
 9,000    United States Treasury Notes (STRIPS)...........   *      05/15/25      2,773,440
                                                                               ------------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..........................      5,524,624
                                                                               ------------

See Notes to Financial Statements                                             13

VAN KAMPEN BOND FUND

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2004 continued

DESCRIPTION                                                                       VALUE
-------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  93.9%
  (Cost $198,130,162).......................................................   $204,172,454
                                                                               ------------

SHORT-TERM INVESTMENTS  5.5%
REPURCHASE AGREEMENT  5.1%
UBS Securities ($11,202,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.25%, dated
06/30/04, to be sold on 07/01/04 at $11,202,389)............................     11,202,000
                                                                               ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.4%
United States Treasury Bills ($250,000 par, yielding 1.163%, 07/15/04
maturity) (b)...............................................................        249,887
United States Treasury Bills ($600,000 par, yielding 1.285%, 09/23/04
maturity) (b)...............................................................        598,206
                                                                               ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS  0.4%..............................        848,093
                                                                               ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $12,050,536)........................................................     12,050,093
                                                                               ------------

TOTAL INVESTMENTS  99.4%
  (Cost $210,180,698).......................................................    216,222,547
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.................................      1,330,415
                                                                               ------------

NET ASSETS  100.0%..........................................................   $217,552,962
                                                                               ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for open futures transactions.

STRIPS--Separate Trading of Registered Interest and Principal of Securities

 14                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2004

ASSETS:
Total Investments (Cost $210,180,698).......................  $216,222,547
Cash........................................................           489
Receivables:
  Interest..................................................     3,125,327
  Investments Sold..........................................       112,253
Other.......................................................        41,412
                                                              ------------
    Total Assets............................................   219,502,028
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,219,723
  Variation Margin on Futures...............................       207,781
  Income Distributions......................................       158,448
  Investment Advisory Fee...................................        86,393
  Other Affiliates..........................................         5,589
Trustees' Deferred Compensation and Retirement Plans........       169,033
Accrued Expenses............................................       102,099
                                                              ------------
    Total Liabilities.......................................     1,949,066
                                                              ------------
NET ASSETS..................................................  $217,552,962
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($217,552,962 divided by
  11,362,465 shares outstanding)............................  $      19.15
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,362,465 shares issued and outstanding).....  $ 11,362,465
Paid in Surplus.............................................   207,602,030
Net Unrealized Appreciation.................................     5,653,917
Accumulated Undistributed Net Investment Income.............    (1,097,551)
Accumulated Net Realized Loss...............................    (5,967,899)
                                                              ------------
NET ASSETS..................................................  $217,552,962
                                                              ============

See Notes to Financial Statements                                             15

VAN KAMPEN BOND FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended June 30, 2004

INVESTMENT INCOME:
Interest....................................................  $ 13,114,149
Other.......................................................         3,375
                                                              ------------
      Total Income..........................................    13,117,524
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,077,464
Shareholder Services........................................        75,776
Shareholder Reports.........................................        74,948
Trustees' Fees and Related Expenses.........................        70,311
Custody.....................................................        26,890
Legal.......................................................        13,138
Other.......................................................       108,154
                                                              ------------
      Total Expenses........................................     1,446,681
      Less Credits Earned on Cash Balances..................            76
                                                              ------------
      Net Expenses..........................................     1,446,605
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 11,670,919
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  4,584,194
  Futures...................................................     3,128,809
                                                              ------------
Net Realized Gain...........................................     7,713,003
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    19,458,599
                                                              ------------
  End of the Period:
    Investments.............................................     6,041,849
    Futures.................................................      (387,932)
                                                              ------------
                                                                 5,653,917
                                                              ------------
Net Unrealized Depreciation During the Period...............   (13,804,682)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (6,091,679)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  5,579,240
                                                              ============

 16                                            See Notes to Financial Statements

VAN KAMPEN BOND FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE          FOR THE
                                                              YEAR ENDED       YEAR ENDED
                                                             JUNE 30, 2004    JUNE 30, 2003
                                                             ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................  $ 11,670,919     $ 12,525,760
Net Realized Gain/Loss.....................................     7,713,003       (6,299,069)
Net Unrealized Appreciation/Depreciation During the
  Period...................................................   (13,804,682)      18,842,963
                                                             ------------     ------------
Change in Net Assets from Operations.......................     5,579,240       25,069,654

Distributions from Net Investment Income...................   (12,726,925)     (13,747,783)
                                                             ------------     ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........    (7,147,685)      11,321,871

NET ASSETS:
Beginning of the Period....................................   224,700,647      213,378,776
                                                             ------------     ------------
End of the Period (Including accumulated undistributed net
  investment income of $(1,097,551) and $(276,131),
  respectively)............................................  $217,552,962     $224,700,647
                                                             ============     ============

See Notes to Financial Statements                                             17

VAN KAMPEN BOND FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              ----------------------------
                                                               2004      2003     2002 (a)
                                                              ----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $19.78    $18.78     $19.41
                                                              ------    ------     ------
  Net Investment Income.....................................    1.03      1.10       1.26
  Net Realized and Unrealized Gain/Loss.....................    (.54)     1.11       (.56)
                                                              ------    ------     ------
Total from Investment Operations............................     .49      2.21        .70
Less Distributions from Net Investment Income...............    1.12      1.21       1.33
                                                              ------    ------     ------
NET ASSET VALUE, END OF THE PERIOD..........................  $19.15    $19.78     $18.78
                                                              ======    ======     ======

Common Share Market Price at End of the Period..............  $17.02    $19.57     $18.50
Total Return (b)............................................  -7.44%    12.67%      3.50%
Net Assets at End of the Period (In millions)...............  $217.6    $224.7     $213.4
Ratio of Operating Expenses to Average Net Assets...........    .65%      .65%       .65%
Ratio of Convertible Note Expenses to Average Net Assets
  (c).......................................................      --        --         --
Ratio of Net Investment Income to Average Net Assets........   5.24%     5.79%      6.39%
Portfolio Turnover..........................................     41%       57%       107%

(a) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets by .24%. Per share, ratios and supplemental data for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.

YEAR ENDED JUNE 30,
----------------------------------------------------------------------
      2001     2000     1999       1998      1997     1996      1995
----------------------------------------------------------------------
     $18.70   $19.59   $ 21.16   $  20.26   $19.97   $ 20.41   $ 19.07
     ------   ------   -------   --------   ------   -------   -------
       1.40     1.43      1.41       1.48     1.56      1.54      1.52
        .68     (.93)    (1.56)       .93      .27      (.44)     1.36
     ------   ------   -------   --------   ------   -------   -------
       2.08      .50      (.15)      2.41     1.83      1.10      2.88
       1.37     1.39      1.42       1.51     1.54      1.54      1.54
     ------   ------   -------   --------   ------   -------   -------
     $19.41   $18.70   $ 19.59   $  21.16   $20.26   $ 19.97   $ 20.41
     ======   ======   =======   ========   ======   =======   =======

     $19.15   $16.75   $17.875   $19.6875   $19.25   $18.125   $19.125
     23.10%    1.88%    -2.45%     10.08%   15.06%     2.61%    14.89%
     $220.5   $212.4   $ 222.6   $  240.4   $230.2   $ 226.9   $ 231.9
       .68%     .64%      .66%       .65%     .68%      .67%      .68%
         --       --        --         --       --        --      .39%
      7.25%    7.48%     6.79%      7.04%    7.70%     7.47%     7.92%
        88%      71%       10%        27%       8%       11%        8%

See Notes to Financial Statements                                             19

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Bond Fund (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek interest income while conserving capital through investing in a diversified portfolio consisting primarily of high-quality debt securities.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Listed securities and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with its custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2004, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted over the expected life of each applicable security.

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 2004, the Fund had an accumulated capital loss carryforward for tax purposes of $6,354,808, which will expire on June 30, 2011.

    At June 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $211,091,322
                                                              ============
Gross tax unrealized appreciation...........................  $  7,467,385
Gross tax unrealized depreciation...........................    (2,336,160)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  5,131,225
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended June 30, 2004 and 2003 was as follows:

                                                                 2004           2003
Distributions paid from:
  Ordinary income...........................................  $12,568,477    $13,747,783
  Long-term capital gain....................................          -0-            -0-
                                                              -----------    -----------
                                                              $12,568,477    $13,747,783
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to consent fee income totaling $3,000 was reclassified to accumulated net realized loss from accumulated undistributed net investment income and $6,079 relating to the recognition of net realized losses on paydowns of mortgage pool obligations was reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent difference relating to book to tax amortization differences totaling $231,507 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income.

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 continued

    As of June 30, 2004, the component of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $104,707

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open future transactions on June 30, 2004.

F. EXPENSE REDUCTIONS During the year ended June 30, 2004, the Fund's custody fee was reduced by $76 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the year ended June 30, 2004, the Fund recognized expenses of approximately $13,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates cost of such services to each fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $15,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $84,852,361 and $87,989,568, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 continued

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended June 30, 2004, were as follows:

                                                                CONTRACTS
Outstanding at June 30, 2003................................        556
Futures Opened..............................................      1,805
Futures Closed..............................................     (2,036)
                                                                 ------
Outstanding at June 30, 2004................................        325
                                                                 ======

    The futures contracts outstanding as of June 30, 2004 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
  U.S. Treasury Bond Future, September 2004
    (Current Notional Value of $106,375 per contract).......      35         $ (97,098)
  5-Year U.S. Treasury Note Future, September 2004 (Current
    Notional Value of $108,688 per contract)................     153          (119,897)
  10-Year U.S. Treasury Note Future, September 2004 (Current
    Notional Value of $109,328 per contract)................     137          (170,937)
                                                                 ---         ---------
                                                                 325         $(387,932)
                                                                 ===         =========

VAN KAMPEN BOND FUND

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004 continued

5. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Bond Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Bond Fund (the "Fund"), including the portfolio of investments, as of June 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated July 23, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Bond Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2004

VAN KAMPEN BOND FUND

DIVIDEND REINVESTMENT PLAN

    The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to the Plan Agent, which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares.) If the Plan Agent cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                      State Street Bank and Trust Company
                               c/o EquiServe LLP
                                 P.O. Box 8200
                             Boston, MA 02266-8200
                                 1-800-821-1238

    If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

VAN KAMPEN BOND FUND

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUSAN H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND SHAREHOLDER SERVICING AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe LLP
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

     INQUIRIES ABOUT AN INVESTOR'S ACCOUNT SHOULD BE REFERRED TO THE FUND'S
                                 TRANSFER AGENT
                      State Street Bank and Trust Company
                               c/o EQUISERVE LLP
                                 P.O. Box 43011
                      Providence, Rhode Island 02940-3011
                           Telephone: (800) 821-1238
                               Alaska and Hawaii
                          Call Collect: (781) 575-2000
                    Ask for Closed-End Fund Account Services

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN BOND FUND

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 23, 2004, where shareholders voted on the election of trustees.

With regards to the election of the following trustees by the common shareholders of the Fund:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy..........................................  10,038,019            260,505
Jack E. Nelson............................................  10,035,098            263,426
Richard F. Powers, III....................................  10,045,040            253,484
Hugo F. Sonnenschein......................................  10,037,048            261,476

The other trustees of the Fund whose terms did not expire in 2004 are David C. Arch, J. Miles Branagan, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Mitchell M. Merin, Wayne W. Whalen and Susan H. Woolsey.

VAN KAMPEN BOND FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)               Trustee      Trustee     Chairman and Chief             88       Trustee/Director/Managing
Blistex Inc.                                  since 1997  Executive Officer of                    General Partner of funds
1800 Swift Drive                                          Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                       health care products
                                                          manufacturer. Director of
                                                          the Heartland Alliance, a
                                                          nonprofit organization
                                                          serving human needs based
                                                          in Chicago. Director of
                                                          St. Vincent de Paul
                                                          Center, a Chicago based
                                                          day care facility serving
                                                          the children of low
                                                          income families. Board
                                                          member of the Illinois
                                                          Manufacturers'
                                                          Association.

J. Miles Branagan (72)           Trustee      Trustee     Private investor.              86       Trustee/Director/Managing
1632 Morning Mountain Road                    since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                         August 1996, Chairman,                  in the Fund Complex.
                                                          Chief Executive Officer
                                                          and President, MDT
                                                          Corporation (now known as
                                                          Getinge/Castle, Inc., a
                                                          subsidiary of Getinge
                                                          Industrier AB), a company
                                                          which develops,
                                                          manufactures, markets and
                                                          services medical and
                                                          scientific equipment.

VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)             Trustee      Trustee     Prior to January 1999,         86       Trustee/Director/Managing
33971 Selva Road                              since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                                 Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                      Allstate Corporation                    Director of Amgen Inc., a
                                                          ("Allstate") and Allstate               biotechnological company,
                                                          Insurance Company. Prior                and Director of Valero
                                                          to January 1995,                        Energy Corporation, an
                                                          President and Chief                     independent refining
                                                          Executive Officer of                    company.
                                                          Allstate. Prior to August
                                                          1994, various management
                                                          positions at Allstate.

VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE


Rod Dammeyer (63)                Trustee      Trustee     President of CAC, L.L.C.,      88       Trustee/Director/Managing
CAC, L.L.C.                                   since 1997  a private company                       General Partner of funds
4350 LaJolla Village Drive                                offering capital                        in the Fund Complex.
Suite 980                                                 investment and management               Director of Stericycle,
San Diego, CA 92122-6223                                  advisory services. Prior                Inc., Ventana Medical
                                                          to February 2001, Vice                  Systems, Inc., GATX
                                                          Chairman and Director of                Corporation and Trustee
                                                          Anixter International,                  of The Scripps Research
                                                          Inc., a global                          Institute and the
                                                          distributor of wire,                    University of Chicago
                                                          cable and communications                Hospitals and Health
                                                          connectivity products,                  Systems. Prior to April
                                                          and IMC Global Inc., an                 2004, Director of
                                                          international company                   TheraSense, Inc. Prior to
                                                          that mines, manufactures                January 2004, Director of
                                                          and sells essential crop                TeleTech Holdings Inc.
                                                          nutrients and feed                      and Arris Group, Inc.
                                                          ingredients to farmers.                 Prior to May 2002,
                                                          Prior to July 2000,                     Director of Peregrine
                                                          Managing Partner of                     Systems Inc. Prior to
                                                          Equity Group Corporate                  February 2001, Vice
                                                          Investment (EGI), a                     Chairman and Director of
                                                          company that makes                      Anixter International,
                                                          private investments in                  Inc. and IMC Global Inc.
                                                          other companies.                        Prior to July 2000,
                                                                                                  Director of Allied Riser
                                                                                                  Communications Corp.,
                                                                                                  Matria Healthcare Inc.,
                                                                                                  Transmedia Networks,
                                                                                                  Inc., CNA Surety, Corp.
                                                                                                  and Grupo Azcarero Mexico
                                                                                                  (GAM).

VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)          Trustee      Trustee     Managing Partner of            86       Trustee/Director/Managing
Heidrick & Struggles                          since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                    executive search firm.                  in the Fund Complex.
Suite 7000                                                Trustee on the University
Chicago, IL 60606                                         of Chicago Hospitals
                                                          Board, Vice Chair of the
                                                          Board of the YMCA of
                                                          Metropolitan Chicago and
                                                          a member of the Women's
                                                          Board of the University
                                                          of Chicago. Prior to
                                                          1997, Partner of Ray &
                                                          Berndtson, Inc., an
                                                          executive recruiting
                                                          firm. Prior to 1996,
                                                          Trustee of The
                                                          International House
                                                          Board, a fellowship and
                                                          housing organization for
                                                          international graduate
                                                          students. Prior to 1995,
                                                          Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1992, Executive Vice
                                                          President of La Salle
                                                          National Bank.

R. Craig Kennedy (52)            Trustee      Trustee     Director and President of      86       Trustee/Director/Managing
1744 R Street, NW                             since 2003  the German Marshall Fund                General Partner of funds
Washington, D.C. 20009                                    of the United States, an                in the Fund Complex.
                                                          independent U.S.
                                                          foundation created to
                                                          deepen understanding,
                                                          promote collaboration and
                                                          stimulate exchanges of
                                                          practical experience
                                                          between Americans and
                                                          Europeans. Formerly,
                                                          advisor to the Dennis
                                                          Trading Group Inc., a
                                                          managed futures and
                                                          option company that
                                                          invests money for
                                                          individuals and
                                                          institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer,
                                                          Director and member of
                                                          the Investment Committee
                                                          of the Joyce Foundation,
                                                          a private foundation.

Howard J Kerr (68)               Trustee      Trustee     Prior to 1998, President       88       Trustee/Director/Managing
736 North Western Avenue                      since 1997  and Chief Executive                     General Partner of funds
P.O. Box 317                                              Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                     Corporation, Inc., an                   Director of the Lake
                                                          investment holding                      Forest Bank & Trust.
                                                          company.                                Director of the Marrow
                                                                                                  Foundation.

VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)              Trustee      Trustee     President of Nelson            86       Trustee/Director/Managing
423 Country Club Drive                        since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                     Services, Inc., a                       in the Fund Complex.
                                                          financial planning
                                                          company and registered
                                                          investment adviser in the
                                                          State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc.,
                                                          a member of the NASD,
                                                          Securities Investors
                                                          Protection Corp. and the
                                                          Municipal Securities
                                                          Rulemaking Board.
                                                          President of Nelson Sales
                                                          and Services Corporation,
                                                          a marketing and services
                                                          company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (63)        Trustee      Trustee     President Emeritus and         88       Trustee/Director/Managing
1126 E. 59th Street                           since 1997  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                         University of Chicago and               in the Fund Complex.
                                                          the Adam Smith                          Director of Winston
                                                          Distinguished Service                   Laboratories, Inc.
                                                          Professor in the
                                                          Department of Economics
                                                          at the University of
                                                          Chicago. Prior to July
                                                          2000, President of the
                                                          University of Chicago.
                                                          Trustee of the University
                                                          of Rochester and a member
                                                          of its investment
                                                          committee. Member of the
                                                          National Academy of
                                                          Sciences, the American
                                                          Philosophical Society and
                                                          a fellow of the American
                                                          Academy of Arts and
                                                          Sciences.

Suzanne H. Woolsey, P.h.D. (62)  Trustee      Trustee     Previously Chief               86       Trustee/Director/Managing
815 Cumberstone Road                          since 2003  Communications Officer of               General Partner of funds
Harwood, MD 20776                                         the National Academy of                 in the Fund Complex.
                                                          Sciences/National                       Director of Fluor Corp.,
                                                          Research Council, an                    an engineering,
                                                          independent, federally                  procurement and
                                                          chartered policy                        construction
                                                          institution, from 2001 to               organization, since
                                                          November 2003 and Chief                 January 2004 and Director
                                                          Operating Officer from                  of Neurogen Corporation,
                                                          1993 to 2001. Director of               a pharmaceutical company,
                                                          the Institute for Defense               since January 1998.
                                                          Analyses, a federally
                                                          funded research and
                                                          development center,
                                                          Director of the German
                                                          Marshall Fund of the
                                                          United States, Director
                                                          of the Rocky Mountain
                                                          Institute and Trustee of
                                                          Colorado College. Prior
                                                          to 1993, Executive
                                                          Director of the
                                                          Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of
                                                          Sciences/National
                                                          Research Council. From
                                                          1980 through 1989,
                                                          Partner of Coopers &
                                                          Lybrand.

VAN KAMPEN BOND FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES*

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)          Trustee,     Trustee     President and Chief            86       Trustee/Director/Managing
1221 Avenue of the Americas      President    since       Executive Officer of                    General Partner of funds
New York, NY 10020               and Chief    2003;       funds in the Fund                       in the Fund Complex.
                                 Executive    President   Complex. Chairman,
                                 Officer      and Chief   President, Chief
                                              Executive   Executive Officer and
                                              Officer     Director of the Adviser
                                              since 2002  and Van Kampen Advisors
                                                          Inc. since December 2002.
                                                          Chairman, President and
                                                          Chief Executive Officer
                                                          of Van Kampen Investments
                                                          since December 2002.
                                                          Director of Van Kampen
                                                          Investments since
                                                          December 1999. Chairman
                                                          and Director of Van
                                                          Kampen Funds Inc. since
                                                          December 2002. President,
                                                          Director and Chief
                                                          Operating Officer of
                                                          Morgan Stanley Investment
                                                          Management since December
                                                          1998. President and
                                                          Director since April 1997
                                                          and Chief Executive
                                                          Officer since June 1998
                                                          of Morgan Stanley
                                                          Investment Advisors Inc.
                                                          and Morgan Stanley
                                                          Services Company Inc.
                                                          Chairman, Chief Executive
                                                          Officer and Director of
                                                          Morgan Stanley
                                                          Distributors Inc. since
                                                          June 1998. Chairman since
                                                          June 1998, and Director
                                                          since January 1998 of
                                                          Morgan Stanley Trust.
                                                          Director of various
                                                          Morgan Stanley
                                                          subsidiaries. President
                                                          of the Morgan Stanley
                                                          Funds since May 1999.
                                                          Previously Chief
                                                          Executive Officer of Van
                                                          Kampen Funds Inc. from
                                                          December 2002 to July
                                                          2003, Chief Strategic
                                                          Officer of Morgan Stanley
                                                          Investment Advisors Inc.
                                                          and Morgan Stanley
                                                          Services Company Inc. and
                                                          Executive Vice President
                                                          of Morgan Stanley
                                                          Distributors Inc. from
                                                          April 1997 to June 1998.
                                                          Chief Executive Officer
                                                          from September 2002 to
                                                          April 2003 and Vice
                                                          President from May 1997
                                                          to April 1999 of the
                                                          Morgan Stanley Funds.

VAN KAMPEN BOND FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)     Trustee      Trustee     Advisory Director of           88       Trustee/Director/Managing
1 Parkview Plaza                              since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                             December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                                Director, President,
                                                          Chief Executive Officer
                                                          and Managing Director of
                                                          Van Kampen Investments
                                                          and its investment
                                                          advisory, distribution
                                                          and other subsidiaries.
                                                          Prior to December 2002,
                                                          President and Chief
                                                          Executive Officer of
                                                          funds in the Fund
                                                          Complex. Prior to May
                                                          1998, Executive Vice
                                                          President and Director of
                                                          Marketing at Morgan
                                                          Stanley and Director of
                                                          Dean Witter, Discover &
                                                          Co. and Dean Witter
                                                          Realty. Prior to 1996,
                                                          Director of Dean Witter
                                                          Reynolds Inc.

Wayne W. Whalen* (64)            Trustee      Trustee     Partner in the law firm        88       Trustee/Director/Managing
333 West Wacker Drive                         since 1997  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                         Meagher & Flom LLP, legal               in the Fund Complex.
                                                          counsel to funds in the
                                                          Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN BOND FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS

                                                  TERM OF
                                                 OFFICE AND
                                POSITION(S)      LENGTH OF
NAME, AGE AND                    HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND           SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (37)       Vice President and  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas  Secretary           since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)     Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                             Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                             Vice President and Chief Investment Officer of funds in the
                                                             Fund Complex. Managing Director and Chief Investment Officer
                                                             of Van Kampen Investments, the Adviser and Van Kampen
                                                             Advisors Inc. since December 2002.

Ronald E. Robison (65)       Executive Vice      Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and       since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020           Principal                       funds in the Fund Complex. Chief Administrative Officer and
                             Executive Officer               Managing Director of Morgan Stanley. Managing Director and
                                                             Director of Morgan Stanley Investment Advisors Inc. and
                                                             Morgan Stanley Services Company Inc. Chief Executive Officer
                                                             and Director of Morgan Stanley Trust. Executive Vice
                                                             President and Principal Executive Officer of the Morgan
                                                             Stanley Funds. Director of Morgan Stanley SICAV. Previously,
                                                             Chief Global Operations Officer and Managing Director of
                                                             Morgan Stanley Investment Management Inc.

John L. Sullivan (48)        Vice President,     Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza             Chief Financial     since 1998  the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181   Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                             Complex. Head of Fund Accounting for Morgan Stanley
                                                             Investment Management. Prior to December 2002, Executive
                                                             Director of Van Kampen Investments, the Adviser and Van
                                                             Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VBF ANR 8/04 RN04-01592P-Y06/04

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Fund has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)  Not applicable.

(f)

     (1)  The Fund's Code of Ethics is attached hereto as Exhibit 11A.

     (2)  Not applicable.

     (3)  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: J. Miles Branagan, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:



           2004
                                                            REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES...........................         $28,080               N/A

              NON-AUDIT FEES
                        AUDIT-RELATED FEES.........         $0                    $230,000(2)
                        TAX FEES...................         $1,550(3)             $0(4)
                        ALL OTHER FEES.............         $0                    $0(5)
              TOTAL NON-AUDIT FEES.................         $1,550                $230,000

              TOTAL................................         $29,630               $230,000


           2003
                                                            REGISTRANT            COVERED ENTITIES(1)
             AUDIT FEES............................         $26,376               N/A

             NON-AUDIT FEES
                       AUDIT-RELATED FEES..........         $0                    $95,000(2)
                       TAX FEES....................         $1,500(3)             $0(4)
                       ALL OTHER FEES..............         $0                    $0(6)
             TOTAL NON-AUDIT FEES..................         $1,500                $95,000

             TOTAL.................................         $27,876               $95,000


          N/A- Not applicable, as not required by Item 4.

          (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

          (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

          (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

          (4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

          (5) All Other Fees represent attestation services provided in connection with performance presentation standards.

          (6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

                          AS ADOPTED JULY 23, 2003(1)


1.       STATEMENT OF PRINCIPLES

         The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

         The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

         For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

         The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

         The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

------------------------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

         The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

         The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.


2.      DELEGATION

         As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.


3.       AUDIT SERVICES

         The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

         In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

         The Audit Committee has pre-approved the following Audit services. All other Audit services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

     -    Statutory audits or financial audits for the Fund

     - Services associated with SEC registration statements (including new funds), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

     - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be "audit related" services rather than "audit" services)


4.       AUDIT-RELATED SERVICES

         Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

         The Audit Committee has pre-approved the following Audit-related services. All other Audit-related services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

     - Attest procedures not required by statute or regulation (including agreed upon procedures related to the Closed-End Fund asset coverage tests required by the rating agencies and/or lenders)

     -    Due diligence services pertaining to potential fund mergers

     - Issuance of SAS-70 reports on internal controls of Morgan Stanley Trust Co. and MSIM Trade Operations

     - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)

     - Information systems reviews not performed in connection with the audit (e.g., application data center and technical reviews)

     - General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

     - Audit of record keeping services performed by Morgan Stanley Trust Fund related to the New Jersey State Retirement Plan


5.       TAX SERVICES

         The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

         Pursuant to the preceding paragraph, the Audit Committee has pre-approved the following Tax Services. All Tax services involving large and complex transactions not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies):

     -    U.S. federal, state and local tax planning and advice

     -    U.S. federal, state and local tax compliance

     -    International tax planning and advice

     -    International tax compliance

     - Review of federal, state, local and international income, franchise, and other tax returns

     -    Identification of Passive Foreign Investment Companies

     - Review of closed-end funds pro rata allocation of taxable income and capital gains to common and preferred shares

     -    Domestic and foreign tax planning, compliance, and advice

     - Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies

     - Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund's tax compliance function)

     - Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing


6.       ALL OTHER SERVICES

         The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

         The Audit Committee has pre-approved the following All Other services. Permissible All Other services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

     - Risk management advisory services, e.g., assessment and testing of security infrastructure controls

         The following is a list of the SEC's prohibited non-audit services. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions:

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit


7.       PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

         Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.       PROCEDURES

         All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

         The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.


9.       ADDITIONAL REQUIREMENTS

         The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.


10.      COVERED ENTITIES

         Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments, Inc.

     -    Van Kampen Investment Advisory Corporation

     -    Van Kampen Asset Management Inc.

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Trust Company

     -    Van Kampen Investor Services Inc.

     -    Van Kampen Management Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Investments LP

     -    Morgan Stanley Trust Company

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)     See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund invests in exclusively non-voting securities and therefore this item is not applicable to the Fund.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 10. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Bond Fund

By: /s/ Ronald E. Robison
   ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2004

By: /s/ James M. Dykas
    ---------------------
Name: James M. Dykas
Title: Principal Financial Officer
Date: August 19, 2004